UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave. Orlando, Florida		32801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Execution of Asset Purchase Agreement

On February 27, 2012, CNL Lifestyle Properties, Inc. (the “Company”) entered into an asset purchase agreement though a subsidiary to acquire the four assisted living communities listed below (the “Dogwood Forest Communities”) from Solomon Holdings III Dogwood Four, LLC (“Solomon”) for $80 million, exclusive of closing costs.

Community	Location	Residential Units

Dogwood Forest of Alpharetta	Alpharetta, Georgia	76

Dogwood Forest of Eagles Landing	Stockbridge, Georgia	61

Dogwood Forest of Fayetteville	Fayetteville, Georgia	62

Dogwood Forest of Gainesville & The Holbrook	Gainesville, Georgia	76

We anticipate that each of the Dogwood Forest Communities will be operated by Trinity Lifestyles Management II, LLC, an affiliate of Solomon, under 20-year lease agreements. The average age of the Dogwood Forest Communities is approximately 13 years, with two of the properties, Dogwood Forest of Alpharetta and Dogwood Forest of Gainesville & The Holbrook, having been expanded in 2009 and 2010, respectively.

The acquisition of the Dogwood Forest Communities is expected to close in the second quarter of 2012. There can be no assurance that any or all contingencies will be satisfied and that the acquisition will ultimately be completed on the terms set forth above or otherwise. At the time of this filing, we cannot make any assurances that the consummation of the acquisition of the Dogwood Forest Communities is probable.

Reference is made to the press release relating to the anticipated acquisition of the Dogwood Forest Communities, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Authorized Quarterly Redemption

On February 29, 2012, pursuant to its Redemption Plan, the Company’s Board of Directors authorized quarterly redemptions in an amount totaling up to $1.75 million per calendar quarter beginning in the first quarter of 2012. The Company will redeem up to this amount each quarter until such time as the Board determines that another amount is appropriate.

Earnings Call

On March 23, 2012, between 1:00 p.m. and 2:00 p.m. Eastern time, the Company will hold a conference call to review its fourth quarter 2011 financial results and highlight portfolio performance (the “Earnings Call”). Reference is made to the press release relating to the Earnings Call furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information related to the Earnings Call in this Item 8.01 on Current Report on Form 8-K, including exhibits, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated February 29, 2012 relating to anticipated acquisition of Dogwood Forest Communities

99.2	Press Release dated February 29, 2012 providing notice of the Company’s fourth quarter of 2011 earnings conference call

Statement Regarding Forward Looking Information

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Lifestyle Properties, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other documents filed from time to time with the Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with the Company’s investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the

Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012	CNL LIFESTYLE PROPERTIES, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer